Exhibit 99.1

LETTER OF TRANSMITTAL

Baker Hughes, a GE company, LLC

Baker Hughes Co-Obligor, Inc.

Offers to Exchange All Outstanding Securities Listed Below:

Series of Restricted Notes to be Exchanged	CUSIP No. for the Restricted Notes	Series of Exchange Notes to be Issued	CUSIP No. for the Exchange Notes
2.773% Senior Notes due 2023	05723K AA8 / U05693 AA1	2.773% Senior Notes due 2023	05723K AD2
3.337% Senior Notes due 2027	05723K AB6 / U05693 AB9	3.337% Senior Notes due 2027	05723K AE0
4.080% Senior Notes due 2047	05723K AC4/ U05693 AC7	4.080% Senior Notes due 2047	05723K AF7

PURSUANT TO THE PROSPECTUS

DATED                 , 2017

THE EXCHANGE OFFERS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON                     , 2018, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS IN THE EXCHANGE OFFERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The exchange agent for the exchange offers is:

The Bank of New York Mellon Trust Company, N.A.

By Mail or in Person

The Bank of New York Mellon Trust Company, N.A.

Processor: Adam DeCapio

By Facsimile:

732-667-9408

Confirm by telephone:

315-414-3360

By Mail, Hand or Courier:

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations—Reorganization Unit 111 Sanders Creek Parkway

East Syracuse, NY 13057 Attn: Adam DeCapio

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED.

The undersigned hereby acknowledges receipt of the prospectus dated                      , 2017 (the “Prospectus”) of Baker Hughes, a GE company, LLC, a Delaware limited liability company (“BHGE LLC”), and Baker Hughes Co-Obligor, Inc., a Delaware corporation (the “Co-Obligor” and, together with BHGE LLC, the “Issuers”), and this Letter of Transmittal (or a facsimile thereof, the “Letter of Transmittal”), which together constitute the Issuer’s offers to exchange (the “exchange offers”) all of its issued and outstanding 2.773% Senior Notes due 2022 (the “2022 Restricted Notes”) for an equivalent principal amount of registered 2.773% Senior Notes due 2022 (the “2024 Exchange Notes”), all of its issued and outstanding 3.337% Senior Notes due 2027 (the “2027 Restricted Notes”) for an equivalent principal amount of registered 3.337% Senior Notes due 2027 (the “2027 Exchange Notes”) and all of its issued and outstanding 4.080% Senior Notes due 2047 (the “2047 Restricted Notes”) for an equivalent principal amount of registered 4.080% Senior Notes due 2047 (the “2047 Exchange Notes”), respectively, pursuant to a registration statement of which the Prospectus is a part, upon the terms and subject to the conditions set forth in the exchange offers. The 2022 Restricted Notes, the 2027 Restricted Notes and the 2047 Restricted Notes are collectively referred to as the “Restricted Notes.” The 2022 Exchange Notes, the 2027 Exchange Notes and the 2047 Exchange Notes are collectively referred to as the “Exchange Notes.” The Restricted Notes were issued in a private transaction on December 11, 2017, which is not subject to the registration requirements of the Securities Act. Certain terms used but not defined herein have the respective meanings given to them in the Prospectus.

The Issuers reserve the right, at any time or from time to time, to extend the exchange offers at its discretion, in which event the term “Expiration Date” shall mean the latest date and time to which the exchange offers are extended.

This Letter of Transmittal is to be used by a holder of Restricted Notes if (i) Restricted Notes are to be physically forwarded herewith to the exchange agent or (ii) delivery of Restricted Notes is to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offers — Procedures for Tendering Restricted Notes.” Tenders by book-entry transfer may also be made by delivering an agent’s message (as defined in the Prospectus) pursuant to DTC’s Automated Tender Offer Program in lieu of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The term “holder” with respect to the exchange offers means any person in whose name Restricted Notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offers. Holders who wish to tender their Restricted Notes must complete this Letter of Transmittal in its entirety.

Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below.

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance for additional copies of the Prospectus and this Letter of Transmittal may be directed to the exchange agent.

List below the Restricted Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF RESTRICTED NOTES TENDERED
Tendered Restricted Note(s)
Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on the Restricted Notes. (Please Fill in, if Blank).	Series of Restricted Notes (Please check applicable boxes)	Certificate Number(s)*	Aggregate Principal Amount Represented by Restricted Notes*	Principal Amount Tendered**
☐ 2.773% Senior Notes Due 2022
☐ 3.337% Senior Notes Due 2027
☐ 4.080% Senior Notes Due 2047
Total Principal Amount

*Need not be completed if Restricted Notes are being transferred by book-entry transfer. Such holders should check the boxes below as appropriate and provide the requested information.

**Unless otherwise indicated, any tendering holder of Restricted Notes will be deemed to have tendered the entire aggregate principal amount represented by such Restricted Notes. Notes may be tendered and accepted for payment only in principal amounts equal to minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted.

☐	CHECK HERE IF TENDERED RESTRICTED NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED RESTRICTED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offers, the undersigned hereby tenders to the Issuers for exchange the principal amount of Restricted Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Restricted Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Issuers all right, title and interest in and to the Restricted Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent, as its agent, attorney-in-fact and proxy (with full knowledge that the exchange agent also is acting as the agent of the Issuers in connection with the exchange offers) with respect to the tendered Restricted Notes with full power of substitution to:

•	deliver such Restricted Notes, or transfer ownership of such Restricted Notes on the account books maintained by DTC, to the Issuers and deliver all accompanying evidence of transfer and authenticity, and

•	present such Restricted Notes for transfer on the books of the Issuers and receive all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Notes,

all in accordance with the terms of the exchange offers. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Restricted Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Restricted Notes, and that the Issuers will acquire good and unencumbered title to the Restricted Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Issuers.

The undersigned acknowledge(s) that these exchange offers are being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991), Shearman & Sterling, SEC No-Action Letter (available July 2, 1993) and Brown & Wood LLP, SEC No-Action Letter (available February 7, 1997), that the Exchange Notes issued in exchange for the Restricted Notes pursuant to the exchange offers may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Restricted Notes exchanged for such Exchange Notes directly from the Issuers to resell pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an “affiliate” of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such Exchange Notes. The undersigned specifically represent(s) to the Issuers that:

•	it is not an affiliate of the Issuers within the meaning of Rule 405 of the Securities Act or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act, to the extent applicable;

•	it is not participating, and it has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act;

•	if it is a broker-dealer, it has not entered into any arrangement or understanding with the Issuers or any of the Issuers’ affiliates to distribute the Exchange Notes;

•	it is acquiring the Exchange Notes in the ordinary course of its business; and

•	it is not acting on behalf of any person or entity that could not truthfully make these representations.

If the exchange offeree is a broker-dealer holding Restricted Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Restricted Notes pursuant to the exchange offers.

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and it has no arrangements or understandings with any person to participate in a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes, it represents that the Restricted Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned acknowledges that if the undersigned is participating in the exchange offers for the purpose of distributing the Exchange Notes:

•	the undersigned cannot rely on the position of the staff of the SEC enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC; and

•	failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Issuers.

The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the Restricted Notes tendered hereby, including the transfer of such Restricted Notes on the account books maintained by DTC.

For purposes of the exchange offers, the Issuers shall be deemed to have accepted for exchange validly tendered Restricted Notes when, as and if the Issuers give oral or written notice thereof to the exchange agent. Any tendered Restricted Notes that are not accepted for exchange pursuant to the exchange offers for any reason will be returned, without expense (subject to Instruction 6), to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the expiration date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned acknowledges that the acceptance of properly tendered Restricted Notes by the Issuers pursuant to the procedures described under the caption “The Exchange Offers — Procedures for Tendering Restricted Notes” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the exchange offers.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange, and return any Restricted Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange and any Restricted Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange in the name(s) of, and return any Restricted Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Restricted Notes from the name of the registered holder(s) thereof if the Issuers do not accept for exchange any of the Restricted Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY (i) if Restricted Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Restricted Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Restricted Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue Exchange Notes and/or Restricted Notes to:

Name:

(Please Print or Type)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

(See IRS Form W-9 Included Herein)

☐	Credit unexchanged Restricted Notes delivered by book-entry transfer to DTC account number set forth below:

DTC account number:

(Please Complete IRS Form W-9 Herein, See Instruction 7)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if Restricted Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Restricted Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.

Mail or deliver Exchange Notes and/or Restricted Notes to:

Name:

(Please Print or Type)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

(See IRS Form W-9 Included Herein)

IMPORTANT

PLEASE SIGN HERE WHETHER OR NOT RESTRICTED NOTES

ARE BEING PHYSICALLY TENDERED HEREBY

(Complete Accompanying Substitute Form W-9 on Reverse Side)

X:

X:

(Signature(s) of Registered Holder(s) of Restricted Notes)

Dated: ____________________________________

(The above lines must be signed by the registered holder(s) of Restricted Notes as name(s) appear(s) on the Restricted Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Restricted Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person’s authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name:

(Please Type or Print)

Capacity:

Address:

(Include Zip Code)

Address Code and Telephone Number:

SIGNATURE GUARANTEE

(If Required by Instruction 4)

Certain signatures must be guaranteed by an eligible institution.

Signature(s) guaranteed by an eligible institution: ___________________________________________________________________

(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include Zip Code)

(Area Code and Telephone Number)

Dated: ____________________________________

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Restricted Notes or Book-Entry Confirmations. All physically delivered Restricted Notes or any confirmation of a book-entry transfer to the exchange agent’s account at DTC of Restricted Notes tendered by book-entry transfer (a “book-entry confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) or agent’s message (as defined in the Prospectus) in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to 12:00 midnight, New York City time, on the expiration date. The method of delivery of the tendered Restricted Notes, this Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the expiration date. No Letter of Transmittal or Restricted Notes should be sent to the Issuers.

2. Tender by Holder. Only a holder of Restricted Notes may tender such Restricted Notes in the exchange offers. Any beneficial owner of Restricted Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Restricted Notes, either make appropriate arrangements to register ownership of the Restricted Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder.

3. Partial Tenders. Tenders of Restricted Notes will be accepted only in a minimum denomination of $2,000 and integral multiples of $1,000 in excess of $2,000. Holders who tender less than all of their Restricted Notes must continue to hold Restricted Notes in the minimum denomination of $2,000. If less than the entire principal amount of any Restricted Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box titled “Description of Restricted Notes Tendered” above. The entire principal amount of Restricted Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Restricted Notes is not tendered, then Restricted Notes for the principal amount of Restricted Notes not tendered and Exchange Notes issued in exchange for any Restricted Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Restricted Notes are accepted for exchange.

4. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Restricted Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Restricted Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Restricted Notes.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Restricted Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Restricted Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Restricted Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Restricted Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution.

If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Restricted Notes listed, such Restricted Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder (or holders) appears on the Restricted Notes.

If this Letter of Transmittal (or facsimile hereof) or any Restricted Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to act must be submitted with this Letter of Transmittal.

Endorsements on Restricted Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an eligible institution.

No signature guarantee is required if:

•	this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Restricted Notes tendered herein (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Restricted Notes) and the Exchange Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, deposited to such participant’s account at DTC) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed; or

•	such Restricted Notes are tendered for the account of an eligible institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an eligible institution.

5. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) to which Exchange Notes or substitute Restricted Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

6. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the exchange of Restricted Notes pursuant to the exchange offers. If, however, Exchange Notes or Restricted Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Restricted Notes pursuant to the exchange offers, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE RESTRICTED NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

7. Taxpayer Identification Number; Backup Withholding; IRS Form W-9. U.S. federal income tax laws generally require that a tendering holder provides the exchange agent with such holder’s correct Taxpayer Identification Number (“TIN”) on IRS Form W-9, Request for Taxpayer Identification Number and Certification, below (the “IRS Form W-9”), which in the case of a holder who is an individual, is his or her social security number. If the tendering holder is a non-resident alien or a foreign entity, other requirements (as described below) will apply. If the exchange agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, failure to provide the exchange agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the tendering holder pursuant to the exchange offers at a current rate of 28%. If withholding results in an overpayment of taxes, the holder may obtain a refund from the IRS.

Exempt holders of the Restricted Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed instructions for Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) must provide its correct TIN by completing the IRS Form W-9 set forth below, certifying, under penalties of perjury, that (a) such holder is a U.S. person (including a resident alien), (b) the TIN provided is correct (or that such Holder is awaiting a TIN), (c) such holder is not subject to backup withholding because (i) such holder is exempt from backup withholding, or (ii) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to backup withholding and (d) the Foreign Account Tax Compliance Act (FATCA) code(s) entered on the IRS Form W-9 (if any) indicating the holder is exempt from FATCA reporting is correct. If a tendering holder has been notified by the IRS that such holder is subject to backup withholding, such holder must cross out item (2) on the Form W-9, unless such holder has since been notified by the IRS that such holder is no longer subject to backup withholding. If the Restricted Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, write “Applied For” in the space reserved for the TIN, as shown on IRS Form W-9. Note: Writing “Applied For” on the IRS Form W-9 means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the exchange agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the exchange agent.

A tendering holder that is a non-resident alien or a foreign entity must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN or W-8BEN-E, as applicable, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the exchange agent at the address on the face of this Letter of Transmittal.

FAILURE TO COMPLETE IRS FORM W-9, IRS FORM W-8BEN, IRS FORM W-8BEN-E OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS.

8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Restricted Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any and all Restricted Notes not properly tendered or any Restricted Notes the acceptance of which would, in the opinion of the Issuers or their counsel, be unlawful. The Issuers also reserve the absolute right to waive any conditions of the exchange offers or defects or irregularities in tenders as to particular Restricted Notes. The interpretation of the terms and conditions by the Issuers of the exchange offers (which includes of this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Restricted Notes must be cured within such time as the Issuers shall determine. None of the Issuers, the exchange agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Restricted Notes nor shall any of them incur any liability for failure to give such information.

9. Waiver of Conditions. The Issuers reserve the absolute right to waive, in whole or in part, any of the conditions to the exchange offers set forth in the Prospectus.

10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Restricted Notes or transmittal of this Letter of Transmittal will be accepted.

11. Mutilated, Lost, Stolen or Destroyed Restricted Notes. Any holder whose Restricted Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

12. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the exchange agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offers.

13. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption “The Exchange Offers — Withdrawal of Tenders.”

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE RESTRICTED NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

Form W-9 (Rev. November 2017) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type. See Specific Instructions on page 3.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to

certain entities, not individuals; see

instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained outside the U.S.)

	☐ Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation,
      P=Partnership)  ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner.
Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions)  ▶

	5 Address (number, street, and apt. or suite no.) See instructions.							Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

● Form 1099-INT (interest earned or paid)

● Form 1099-DIV (dividends, including those from stocks or mutual funds)

● Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

● Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

● Form 1099-S (proceeds from real estate transactions)

● Form 1099-K (merchant card and third party network transactions)

● Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

● Form 1099-C (canceled debt)

● Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 11-2017)

Form W-9 (Rev. 11-2017)	Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien;

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

● An estate (other than a foreign estate); or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 11-2017)	Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n)	THEN check the box for
• Corporation	Corporation
• Individual	Individual/sole proprietor or single-
• Sole proprietorship, or	member LLC
• Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.
• LLC treated as a partnership for U.S. federal tax purposes,	Limited liability company and enter the appropriate tax classification.
• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or	(P= Partnership; C= C corporation; or S= S corporation)
• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

● Generally, individuals (including sole proprietors) are not exempt from backup withholding.

● Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

● Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

● Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 11-2017)	Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section
4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 11-2017)	Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner
9.	A valid trust, estate, or pension trust	Legal entity[4]
10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12.	Partnership or multi-member LLC	The partnership
13.	A broker or registered nominee	The broker or nominee

For this type of account:		Give name and EIN of:
14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*	Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

● Protect your SSN,

● Ensure your employer is protecting your SSN, and

● Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 11-2017)	Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

Questions and requests for assistance may be directed to the exchange agent at its address and telephone number set forth below. Additional copies of the Prospectus, this Letter of Transmittal or other materials related to the exchange offers may be obtained from the exchange agent or from brokers, dealers, commercial banks or trust companies.

The exchange agent for the exchange offers is:

The Bank of New York Mellon Trust Company, N.A.

By Mail or in Person

The Bank of New York Mellon Trust Company, N.A.

Processor: Adam DeCapio

By Facsimile:

732-667-9408

Confirm by telephone:

315-414-3360

By Mail, Hand or Courier:

The Bank of New York Mellon Trust Company, N.A., as Exchange Agent

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations—Reorganization Unit 111 Sanders Creek Parkway

East Syracuse, NY 13057 Attn: Adam DeCapio